UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2023

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2023, the Board of Directors of the Company voted and executed a written consent to remove Mr. Hanfeng Li as the Vice President of the Company. For the avoidance of doubt, the officers and directors of the Company are presently as follows:

Hechun Wei, Chief Executive Officer

Mr. Hechun Wei served as executive director and general manager for Shanghai Dazhiruoyu Informational Technology Limited since June 2021 and for Dazhiruoyu Information Technology (Hainan) Limited since September 30, 2022, where he was responsible for business strategies and development of China commerce retail business, digital media and entertainment business. He was also the chief operation officer of Nova Group Limited (HKEX 1360), a cultural entertainment and exhibition investment company, from January 2019 to September 2022, where he was responsible for daily business operations of the company and capital market matters. From March 2018 to October 2018, he served as the general counsel to CNI Securities Group (China), where he was responsible for expanding the company business to inland China and providing legal services. From April 2014 to March 2018, Mr. Wei was the general manager of Shanghai Jinyi Cultural Communication Limited, in charge of the company’s daily operation. Mr. Wei graduated with a bachelor’s degree in Law major at Anhui University.

Annie Huang, Chief Financial Officer

Ms. Annie Huang has two decades of experience serving as chief financial officers for companies in multiple industries, including convention and exhibition industry, fund management industry and real estate industry. She has also held senior management positions in many companies. She is the Chief Financial Officer of NOVA Group Holding Limited (Shanghai) since November 2018, where she oversees compliance work in public listing and auditing matters. Ms. Huang was the Chief Financial Officer of Shanghai Kaiqi Real Estate Investment Consulting Co. in 2017. She also worked as the deputy chief financial officer of Shanghai Kuailu Investment Group Co. from April 2015 to October 2016. Her responsibilities as a chief financial officer included merge and acquisition activities, capital raising, maintaining effective control of internal financial management protocols, and designing cash flow plan for the companies. She holds a CMA certificate and mutual fund practice certificate. Ms. Huang graduated with a bachelor’s degree in Economy major at Fudan University in 1997.

Biming Guo, Director, Chairman of the Board

Mr. Biming Guo has served as a director for the company since April 2021, and has over 25 years of experience as a CPA in M&A, investment and finance. Mr. Guo now serves as the Accountant-in-Chief and Legal Representative at Jinchengfeng (Xiamen) CPA, an accounting firm in China, where he manages a team of 20 people, focusing on various NEEQ and IPO projects, as well as internal control and tax management counseling. Between April 2016 and April 2018, Mr. Guo was a Senior Auditor at Zhongxincai Guanghua CPA LLP in Beijing, China, where he spearheaded various NEEQ, IPO, internal control and tax management counseling projects. Between July 2014 and March 2016, Mr. Guo was a Project Manager at Founder Securities Co., Ltd, where he served as a financial consultant, responsible for analyzing and performing due diligence on various major assets in underwriting, restructuring, and M&A projects. Mr. Guo started his career in 1996 at Ji’an Developmental Bank, where he served for over a decade in credit risk management. Mr. Guo graduated from Nanchang University in China with a bachelor’s degree. He has been a CPA since 2004, a Certified Tax Agent since 2005, and a licensed attorney since 2010.

Yuxing Ye, Director

Mr. Ye is an attorney licensed to practice in New York State and has over 13 years of experience in advising multinational and PRC companies in corporate law, banking law, investment funds, mergers and acquisitions and regulatory and compliance matters. Mr. Ye started his career as an in-house legal counsel with Bank of China, New York Branch and subsequently with The Bank of Nova Scotia, Singapore Branch, covering a broad range of legal matters involving US sanctions, regional credit markets, derivatives and fixed income products. From 2011 to 2017, he worked as an associate/of counsel with the UK based magic circle law firm Allen Overy LLP and PRC based red circle law firm King & Wood Mallesons and became a partner in 2018 at King & Wood Malleson. Mr. Ye’s legal practice focuses on cross-border merger and acquisitions as well as the related regulatory and compliance matters, involving take-over bids, asset and share purchases/divestures, project/acquisition financings, restructuring, US export control and other commercial arrangements etc. In early 2020, Mr. Ye joined another PRC red circle law firm Zhong Lun as a partner and continues his practice in the aforementioned space, with an even broader coverage of PRC listed companies and investment funds in their outbound acquisitions as well as compliance with US and European regulatory regimes. Mr. Ye obtained his Juris Doctor degree from the Benjamin N. Cardozo School of Law, Yeshiva University in New York in 2007.

Ning Qin, Director

Mr. Qin has over 15 years of experience as a corporate counsel and lawyer, in M&A, investment and finance. In 2003, he started his career as Clerk with the Court of Baqiao District of Xi’an in China and left in 2004. From 2004 to 2005, he worked as Paralegal with Shaanxi Haipu Law Firm in Xi’an of China. In 2008, he worked as a paralegal with Jane Willems’ Firm in Paris, France. From 2009 to 2013, he served as Senior Manager in Tian An China Investment Ltd., (stock code: 0028), listed on the HK stock exchange, responsible for the China legal and investment. In 2013, he worked as General Manager in Shaanxi HDTX Investment Ltd. In 2016, he served as Executive Director in Yulin FFL Environmental Energy Limited (member of ENGIE Group in France). In 2018, he worked as Assistant President in Guanghui Energy Group (stock code: 600256), listed on the SHH stock exchange. From 2020 to present, he is working as Equity Partner in Zhonglun W&D Law Firm in Xi’an. Mr. Qin is a graduate from the Law school of Versailles University in France, and majored in Arbitration and International business in 2008.

Item 8.01 Other Events.

The only official website of the Company is changed to https://wetrade.technology, the original websites including https://ir.wetg.group and http://www.wetradegroup.net/ no longer represent the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wetrade Group Inc.

By: /s/ Hechun Wei
Name: Hechun Wei
Title: Chief Executive Officer

Dated: November 27, 2023